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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2002
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                                  WorldCom, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



     Georgia                        0-11258                   58-1521612
(State or Other                (Commission File              (IRS Employer
Jurisdiction of                     Number)               Identification Number)
Incorporation)


                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (601) 460-5600

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Item 5.  Other Events.

Point of clarification - WorldCom, Inc. reiterates that the quarterly dividend for the MCI group stock is 60 cents per share.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WorldCom, Inc.



                                        By: /s/ Scott D. Sullivan
                                            ----------------------------------
                                            Scott D. Sullivan
                                            Chief Financial Officer


Date: February 7, 2002